UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C., 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 28, 2014

CITIZENS FINANCIAL SERVICES, INC.

Pennsylvania	0-13222	23-2265045
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

15 South Main Street, Mansfield, PA		16933
(Address of Principal Executive Office)		(Zip Code)

Registrant’s telephone number, including area code:		(570) 662-2121

N/A
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Randall E. Black, Chief Executive Officer, recently announced the consolidated financial results from Citizens Financial Services, Inc. and Subsidiaries for the second quarter 2014.

On July 28, 2014, Citizens Financial Services, Inc. issued a press release titled “Citizens Financial Services, Inc. Reports Second Quarter 2014 Earnings”, attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.  The information furnished under Item 2.02 of this Current Report on an 8-K shall not be deemed “filed” for any purpose.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release issued by Citizens Financial services, Inc. July 28, 2014, titled “Citizens Financial Services, Inc. Reports Second Quarter 2014 Earnings”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Citzens Financial Services, Inc.

July 28, 2014	By:	/s/ Mickey L. Jones
Mickey L. Jones
Executive Vice President and Chief Financial Officer